                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                       SYS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                                       SYS
                              9620 Chesapeake Drive
                           San Diego, California 92123
                                 (619) 715-5500


                NOTICE OF THE 1999 ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON JANUARY 19, 2000



To the Holders of Common Stock of SYS:


         The 1999 Annual Meeting of Shareholders of SYS (the "Company") will be held at the corporate office, 9620 Chesapeake Drive, suite 201, San Diego, California 92123, on January 19, 2000, at 1:00 p.m., local time, to consider the following business:

         1. To elect a Board of five Directors to serve for the ensuing year and until their respective successors are elected; and

         2. To approve the appointment of J.H. Cohn LLP, public accountants, as independent public auditors to examine the accounts of the Company for the Fiscal Year 2000.


         The Board of Directors has fixed November 19, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the 1999 Annual Meeting of Shareholders and at any adjournment thereof.

         All Shareholders are cordially invited to attend the 1999 Annual Meeting of Shareholders in person. Whether or not you plan to attend, please date, sign, and promptly return the enclosed Proxy in the enclosed self-addressed envelope in order that your shares are represented at this meeting and to ensure a quorum. If you are able to attend in person, we will cancel the Proxy at your request.

                                          By Order of the Board of Directors

                                          /s/ Michael W. Fink

San Diego, California                     Michael W. Fink
November 29, 1999                         Secretary

                                       SYS

                                 PROXY STATEMENT
                                 ---------------

                               GENERAL INFORMATION

         THE ACCOMPANYING PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF SYS (the "Company") to be used at the 1999 Annual Meeting of Shareholders to be held at the corporate office, 9620 Chesapeake Drive, suite 201, San Diego, California 92123 on Wednesday, January 19, 2000, at 1:00 p.m., local time. The approximate mailing date of this proxy statement and the accompanying proxy and annual report is December 10, 1999.

         When the enclosed proxy is properly executed and returned, the shares it represents will be voted at the 1999 Annual Meeting of Shareholders in accordance with any directions noted thereon. If no direction is indicated, the shares it represents will be voted in favor of the proposals set forth in the notice attached hereto. Any shareholder signing and delivering a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company an instrument revoking it, or a duly executed proxy bearing a later date. Any shareholder attending the meeting in person may withdraw his proxy and vote his shares.

         The cost of the solicitation of proxies will be borne by the Company. Solicitations will be made only by mail provided, however, that, if necessary, officers and regular employees of the Company may make solicitations of proxies personally or by telephone or telegram, but such persons will not be specially compensated for such services. The Company may also reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

                                  VOTING RIGHTS

         The only voting securities of the Company consists of Common Stock. Holders of record of Common Stock on November 19, 1999 will be entitled to vote at the 1999 Annual Meeting of Shareholders. On that date, there were 3,236,732 shares of Common Stock outstanding. Each share is entitled to one vote on all matters to come before the meeting, except that cumulative voting may be used in the election of directors. Under California law, each shareholder may cumulate his votes for candidates placed in nomination prior to the voting for directors. Under cumulative voting, each shareholder may vote for a single candidate, or distribute votes among the candidates as such shareholder chooses, a number of votes equal to the number of candidates (five (5) at this meeting) multiplied by the number of shares held by such shareholder. Cumulative voting will apply only to those candidates whose names have been placed in nomination prior to voting. No shareholder shall be entitled to cumulate votes unless the shareholder has given notice at the meeting, prior to the voting, of the shareholder's intention to cumulate the shareholder's votes. If any one shareholder gives such notice, all shareholders must cumulate their votes for candidates in nomination, except to the extent that a shareholder withholds votes from the nominees. The proxy holders named in the accompanying form of proxy, in their sole discretion, will vote such proxy for, and, if necessary, exercise cumulative voting rights with complete discretion in voting the shareholder's shares. Directors shall be elected by a plurality of the votes cast.

                              ELECTION OF DIRECTORS

         At the 1999 Annual Meeting of Shareholders, five directors are to be elected. Each director will serve until the next Annual Meeting and until his successor has been elected and qualified. All of the nominees described in this Proxy Statement are currently serving as members of the Board of Directors. The Company knows of no reason why the nominees would not be available for election and would not be able to serve.

         In the absence of instructions to the contrary, the shares represented by the proxies delivered to the Board of Directors will be voted for the five nominees for election as Directors of the Company. If any such nominee should decline or become unable to serve as a director for any reason, votes will be cast instead for a substitute nominee, if any, designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the Proxy.

         Proxies solicited by the Board of Directors cannot be voted for more than five nominees for directors.

         The table immediately below contains pertinent information concerning the nominees and is followed by a brief biography of each nominee:


                                                                          Date Elected           Other
Name                          Age      Principal Occupation               Director               Directorships
----                          ---      --------------------               --------               -------------
Lawrence L.  Kavanau          73       Chairman of the Company            Sept. 7, 1966          None

Kameron W. Maxwell            63       Consultant                         Sep. 21, 1999          None

W.  Gerald Newmin             62       Chief Executive Officer of the     Oct.  19, 1993         Exten Industries, Inc.,
                                       Company; Chairman and                                     Corporate Directors Forum
                                       CEO of Exten Industries, Inc.

Charles E.  Vandeveer         58       Executive Vice President           Mar. 21, 1997          Naval Construction Battalion
                                       of the Company                                            Center Credit Union

Charles H.  Werner            73       Consultant                         Mar.  6, 1989          None



         Dr. Lawrence L. Kavanau is the Founder and was elected Chairman of the Board on January 20, 1999. He served as President of the Company from the Company's formation in 1966 until June 1975. He has been a Director of the Company continuously since 1966. He was elected Chairman of the Board, Chief Executive Officer and Chief Financial Officer by the Board of Directors on November 19, 1993 and remained Chairman until March 21, 1997, and CEO until August 1, 1997. On August 26, 1998, the Company's Board of Directors established an Office of the Chief Executive (OCE), Dr. Kavanau was one of three Principal Executives of this office, which was discontinued on October 21, 1998. From June 1975 to November 1993, he was a business and management consultant and Principal Associate of Kavanau & Associates. He served as Corporate Secretary for the Company from June 25, 1992 to November 19, 1993. From January 1989 to December 1992, he was President of Golf Lake Development, Inc. He was Chairman and Chief Executive Officer of Team Austin, Inc., a computer software and contract programming company located in San Diego, until December 1988. From February 1978 to February 1980, Dr. Kavanau also was Executive Vice President and Chief Financial Officer of Spatial, Inc., a manufacturer of pre-amplifiers. From August 1978 to January 1985, Dr. Kavanau was President of SKC Research, Inc., a company engaged in contracted research. Dr. Kavanau was a member of the Board of Directors of SKC Research, Inc. from August 1978 to February 1986. He was a member of the group which, in 1956, formed Aeronutronics Division of Ford Motor Company. He subsequently served in the Department of Defense responsible for DOD's interests in space research and development activities and was the Department's principal liaison with NASA. Prior to his founding of the Company, he was Executive Vice President - Technical of the North American Aviation (now Rockwell International) Space and Information Systems Division, and Assistant to the President, North American Aviation.

         Dr. Kameron W. Maxwell was elected to the Board of Directors on September 21, 1999. Dr. Maxwell is currently a consultant to various biotechnology and contract research companies. From 1989 to 1995 he worked at Genta Incorporated; there he served as the Senior Vice President of Pharmaceutical Operations (1993-1995), Vice President Clinical Development (1991-1993) and Vice President Clinical Development & Regulatory Affairs (1989-1992). Dr. Maxwell was a Co-Founder, Executive Vice President and Director of International Pharmaceutical Products, Inc. from 1982 - 1989. From 1983-1989 Dr. Maxwell was President of Americal Pharmaceuticals, Inc. Dr. Maxwell was Vice President, Research & Development for Newport Pharmaceuticals, Inc. from 1978 to 1982. From 1970 to 1978, Dr. Maxwell was Director, Research & Development for Baxter, Inc. (Hyland Division). Dr. Maxwell has a Ph.D. in Immunology, Minor in Histology; an M.S. in Microbiology, Minor in Parasitology; and a B.S. in Bacteriology, all from the University of Utah.

         Mr. W. Gerald Newmin was elected to the Board of Directors on October 19, 1993 and served as Corporate Secretary from December 10, 1993 to January 20, 1999. On October 21, 1998, Mr. Newmin was elected interim Chairman of the Board and Chief Executive Officer of the Company. On January 20, 1999, Mr. Newmin was elected Chief Executive Officer and Chief

Financial Officer of the Company. Mr. Newmin is Chairman and Chief Executive Officer of Exten Industries, Inc., a publicly held bio-medical company. Mr. Newmin is also currently Chairman of the Corporate Directors Forum, a non-profit organization which promotes good corporate governance. He was President of HealthAmerica Corp. which grew to over $500 million annually and the company was the first in its industry to be listed on the New York Stock Exchange. Mr. Newmin was President of the International Silver Company, a diversified multi-national manufacturing company which he restructured. He was Vice President and Regional Director for American Medicorp, Inc. In this capacity Mr. Newmin was responsible for the management of 23 acute care hospitals located throughout the Western United States. Mr. Newmin was instrumental in Whittaker Corporation's entry into both the United States and International health care markets. At Whittaker, Mr. Newmin has held various other senior executive positions, including those of Chief Executive Officer of Whittaker's Production Steel Company, Whittaker Textiles Corporation, Trojan Yacht Corporation and Anson Automotive Corporation. Mr. Newmin holds a Bachelors degree in Accounting from Michigan State University.

         Mr. Charles E. Vandeveer was elected to the Board of Directors on March 21, 1997. Mr. Vandeveer is the Company's Executive Vice President and coordinates the Company's contractual endeavors with the United States Navy. Mr. Vandeveer has held various management, supervisory, administrative and project positions since he joined the Company is 1987. He is a retired Commander, United States Navy, Supply Corps. Mr. Vandeveer served as a Director of Naval Supply Centers and Supply Annexes, managing material operations and ship repairable programs. He was also a Ship Superintendent/Type Desk Officer, responsible for coordinating Naval Shipyard repairs and overhauls. Mr. Vandeveer has brought his valuable Navy experience to the Company and has put it to work expanding the Company's presence in the Oxnard area. He has organized and directed large scale management studies and supervised subcontractors with various firms. Mr. Vandeveer received his Bachelors degree in Agricultural Industries from Southern Illinois University in 1963, and has held a Designated Financial Planner Certification from UCLA since 1989.

         Mr. Charles H. Werner was elected to the Board of Directors on March 6, 1989. On August 26, 1998, the Company's Board of Directors established an Office of the Chief Executive (OCE), Mr. Werner was one of the three Principal Executives of this office, which was discontinued on October 21, 1998. Mr. Werner has been an independent consultant since August 1995 when he resigned his position with the Company as President - Administration, which position he held since November 1993. From August 1992 to November 1993 he was President and Chief Operating Officer. From January 1992 to August 1992 Mr. Werner was President, and from March 1989 to January 1991 he served as the Company's President, Chief Executive Officer and Chief Financial Officer. Prior to joining the Company, he served as Executive Vice President of Arrowsmith Industries, Inc., a wholly owned subsidiary of KDT Industries, Inc., of Austin, Texas. In 1986 and 1987, Mr. Werner served as a consultant to the Strategic Defense Initiative Organization in Washington, D.C. Previously, he had been a management consultant; Vice President of Marketing and Advanced Programs for Convair, San Diego, California; Executive Vice President, Defense Systems, Emerson Electric Company; and Vice President and Chief Operating Officer of SSP Industries, Inc., Burbank, California. He received his engineering degrees from Washington University in St. Louis, Missouri and Ohio State University in Columbus, Ohio.

         THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT SHAREHOLDERS VOTE FOR ALL FIVE (5) NOMINEES NAMED ABOVE.

         There is no family relationship between any of the directors and executive officers of the Company.

                    AFFILIATE TRANSACTIONS AND RELATIONSHIPS

         During the year ended June 30, 1999, the Board of Directors granted stock purchase options to six outside directors. Some of these purchase options contain certain buy-back provisions which become effective in the event of termination of directorship. See the chart under Remuneration for complete details of outstanding stock option to directors.

         On September 29, 1998, Mr. Charles Werner, a director of the Company, exercised a stock option for 25,000 shares of common stock at $0.09 per share.

         On April 15, 1999, Mr. Paul I. Anderson, a former Director of the Company, exercised a stock option for 11,486 shares of common stock at $0.31 per share. Mr. Anderson then sold these shares to Michael W. Fink, an Officer of the Company.

         Subsequent to June 30, 1999 and effective September 21, 1999, the Board of Directors elected Mr. Kameron Maxwell to fill the Board of Directors vacancy created by Mr. Robert D. Mowry's resignation. Also effective September 21, 1999, the Company entered into a Consulting Agreement and Amendment to Prior Understanding with Mowry.

         Subsequent to June 30, 1999 and effective September 24, 1999, the Board of Directors agreed to replace the Big Canyon Investments, Inc. (BCI)/UniPrise debt with a Secured Negotiable Promissory Note (the "Note") for $179,000 from Mowry and BCI. The Note is secured by the SEI receivables, Mowry's personal guarantee and common stock of the Company held or controlled by Mowry. The Note accrues interest at 10% per annum and principal and interest are due on December 31, 1999.

         SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Pursuant to
Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Company's executive officers and directors are required to file with the SEC reports of ownership and changes in ownership of the Common Stock. Based solely on its review of the copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that, during Fiscal Year 1999, its executive officers and directors complied with Section 16(a) requirements.

         Pursuant to the reporting requirements of Item 404(c) of Regulation S-K, as of September 30, 1999, Mowry (BCI/UniPrise) is indebted to the Company in the amount of approximately $179,000, and no officer or director of the Company is indebted to the Company.

         The term of office for a director runs until the next annual meeting of shareholders and until a successor has been elected and qualified. The term of office for each executive officer runs until removal by the Board of Directors or election and qualification of his successors.

                        SELECTION OF INDEPENDENT AUDITORS

         Management recommends appointment of J.H. Cohn LLP as the Company's independent auditors for the Company's 2000 fiscal year (commencing July 1, 1999) and nominates that firm for selection at the 1999 Annual Meeting of Shareholders. A representative of J.H. Cohn LLP is expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and to respond to appropriate questions.

                                     GENERAL

         The Board of Directors held ten scheduled meetings during the fiscal year ended June 30, 1999: July 15, 1998, August 26, 1998, September 23, 1998, October 21, 1998, November 11, 1998, December 16, 1998, January 20, 1999, March 24, 1999, May 26, 1999 and June 21, 1999. A quorum was reached at each of these meetings.

                                  REMUNERATION

         The following is a table showing the remuneration paid by the Company during its fiscal year ended June 30, 1999 for services in all capacities to each officer, the sum of whose cash-equivalent forms of remuneration during such year exceeded $100,000, and the remuneration paid during each year to all officers as a group:

                            Cash and Cash-Equivalent
                             Forms of Remunerations
                             ----------------------


                                                                                                                Aggregate of
  Name of Individual or                                     Salaries, Fees,            Securities of             Contingent
   Number of Persons in           Capacities In               Commissions,          Property, Insurance           Forms of
          Group                   Which Served                 & Bonuses                Benefits or             Remuneration
                                                                                       Reimbursement
  --------------------------------------------------------------------------------------------------------------------------
   Lawrence L. Kavanau              Chairman                    $86,588                   $ 6,000                    --
  --------------------------------------------------------------------------------------------------------------------------
      All Executive                                             $265,100                  $15,000                    --
 Officers (4) as a Group
  --------------------------------------------------------------------------------------------------------------------------



         During Fiscal Year 1999, each Director of the Company (excluding full time executive officers) received a stock option for 12,000 shares of Company common stock plus approved expenses per month. During the last year, the Board of Directors of the Company has been meeting on an average of once per month. Directors serve as chairmen or members of standing committees of the Board of Directors and may meet in these capacities at times other than those designated for meetings of the Board.

         The following is a list of common stock options given to directors and officers as of June 30, 1999:


Name and Title                      Grant Date                # of Shares       Option Price     Expiration Date
--------------                      ----------                -----------       ------------     ---------------
Mowry - Director                    05/21/97                    25,000               $0.47            03/21/04
Anderson - Former Director          11/19/97                    12,000               $0.75            11/19/03
Carroll - Former Director           11/19/97                    12,000               $0.75            11/19/03
Mowry - Director                    11/19/97                    12,000               $0.75            11/19/03
Newmin - Director                   11/19/97                    12,000               $0.75            11/19/03
Werner - Director                   11/19/97                    12,000               $0.75            11/19/03
Wood - Former Director              11/19/97                     9,800               $0.75            11/19/03
Anderson - Former Director          09/01/98                     5,000               $0.68            09/01/04
Carroll - Former Director           09/01/98                     5,000               $0.68            09/01/04
Mowry - Director                    09/01/98                    10,000               $0.68            09/01/04
Newmin - Director                   09/01/98                     1,645               $0.68            09/01/04
Werner - Director                   09/01/98                    10,000               $0.68            09/01/04
Wood - Former Director              09/01/98                     5,000               $0.68            09/01/04
Vandeveer -Director                 06/03/98                    60,000               $0.71            06/03/03
Fink- Officer                       06/03/98                    50,000               $0.71            06/03/03


         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following information is furnished as of June 30, 1999 for each director, all directors and officers as a group, and each stockholder who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock:


                                                                               Amount & Nature
Title of           Name & Address of                                           of Beneficial                       Percent of
Class              Beneficial Owner                   Office, If Any           Ownership 1                         Class 2
-----              ----------------                   --------------           -----------                         -------
Common Stock       Charles H. Werner                 Director                  810,796                              25.0%
Without Par        P.O. Box 1966
Value              Rancho Santa Fe, CA  92067

                   Lawrence L. Kavanau               Chairman                  298,189 (Direct)                     14.2%
                   3320-140 Caminito East Bluff                                162,333 (As Trustee or
                   La Jolla, CA  92037                                         Executor, With Voting Rights)

                   Robert D. Mowry                   Director (as of           87,988 (Direct)                      10.1%
                   19 Cherry Hills Lane              6/30/99)                  237,948 (Indirectly, with
                   Newport Beach, CA 92660                                     Voting Rights, through
                                                                               American Technology
                                                                               Investments, Inc.)3

                   W. Gerald Newmin                  Chief Executive           271,679                               8.4%
                   48 Admiralty Cross                Officer
                   Coronado, CA  92118

                   Charles E. Vandeveer              Director,                 119,616                               3.7%
                   8203 Tiara Drive                  Executive
                   Ventura, CA 93004                 Vice President

                   Michael W. Fink                   Vice President -           46,980                               1.5%
                   3410 Bangor Place                 Administration,
                   San Diego, CA 92106               Secretary

                   All Directors and                                         2,035,529                               62.9%
                   Officers as a Group 4



1 To the best knowledge of the Company, each of the beneficial owners listed herein has direct ownership of and sole voting power and sole investment power with respect to the shares of the Company's Common Stock, except as set forth herein.

2 As of June 30, 1999, a total of 3,236,732 shares of Common Stock of the Company were considered to be outstanding pursuant to SEC Rule 13d-3(d)(1) for purposes of this Proxy Statement.

3 American Technology Investments, Inc. (ATI) , is an entity solely controlled by Mr. Mowry, and of which Mr. Mowry is the sole shareholder.

4 No officer or director is the holder of any shares of Preferred Stock or Series B Preference Stock.

                               EXECUTIVE OFFICERS

     The following table sets forth pertinent information concerning the persons who are the current executive officers (who are not directors) of the Company:


Name                           Age                Capacity
----                           ---                --------
Michael W.  Fink               42                 Vice President - Administration



         Michael W. Fink, age 42, is Vice President - Administration at the Corporate offices and was elected Corporate Secretary on January 20, 1999. Mr. Fink joined the Company in July of 1995. He is responsible for the administrative functions of the Company, including finance, accounting, human resources, contracts and other management areas. He was President of SANDAIRE before being hired by the Company. SANDAIRE is an engineering firm specializing in the aerospace industry. Mr. Fink received a Bachelor of Science degree in Business Administration (Accounting) from San Diego State University (SDSU). He has also attended Graduate School at SDSU where he studied mechanical engineering.

                              SHAREHOLDER PROPOSALS

         Any proposal which a shareholder wishes to present at the next Annual Shareholders Meeting for Fiscal Year 2000 must be received at the Company's office at 9620 Chesapeake Drive, Suite 201, San Diego, California 92123, no later than July 1, 2000 in order to be included in the Company's proxy statement and proxy relating to that meeting.

                                  ANNUAL REPORT

         THE COMPANY'S 1999 ANNUAL REPORT FOR SHAREHOLDERS IS BEING MAILED HEREWITH. Upon written request to Shareholder Relations Department at 9620 Chesapeake Drive, Suite 201, San Diego, CA 92123, and at no charge, a copy of the Company's annual report on Form 10-KSB, including the financial statements and the financial statement schedules, will be forwarded.

                                 OTHER BUSINESS

         Management does not know of any other business to be presented at the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting, or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote therein according to their best judgement in the interest of the Company.

                                          By Order of the Board of Directors

                                          /s/ Michael W. Fink
San Diego, California                     Michael W. Fink
November 29, 1999                         Secretary

                                      PROXY


                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
              FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                JANUARY 19, 2000


         The undersigned hereby appoints Kameron W. Maxwell and Charles E. Vandeveer, or either of them, proxies of the undersigned, to vote and represent all shares of the Common Stock, without Par Value, registered in the name of the undersigned, at the 1999 ANNUAL MEETING OF SHAREHOLDERS OF SYS TO BE HELD AT 1:00 P.M. ON WEDNESDAY, JANUARY 19, 2000 AT THE CORPORATE OFFICE, 9620 CHESAPEAKE DRIVE, SUITE 201, SAN DIEGO, CALIFORNIA 92123.

         THE SHARES REPRESENTED BY THIS PROXY CAN BE VOTED AS MARKED BY THE SYS COMMON SHAREHOLDER OF RECORD ON NOVEMBER 19, 1999, WHOSE PRINTED NAME AND SIGNATURE IS PLACED ON THE OPPOSITE SIDE.
PLEASE MARK THE APPROPRIATE BOX.

Item 1.  Election of Directors


         [ ]  FOR all nominees listed below                 [ ] WITHHOLD AUTHORITY to vote
              (except as marked to the contrary  below).        for all nominees listed below.



         Nominees:     Lawrence L. Kavanau                 Charles E. Vandeveer
                       Kameron W. Maxwell                  Charles H. Werner
                       W.  Gerald Newmin


         To withhold authority for any individual nominee, write the nominee's name in the space provided:____________________________________________


Item 2. Proposal to approve the appointment of J.H. Cohn LLP as the independent certified public accountants for the Corporation for its 2000 fiscal year.

                  [ ]  FOR              [ ] AGAINST             [ ]  ABSTAIN

Item 3. Other Matters: In their discretion, on any other business which may properly come before the meeting.





                     (NOTE: Please see reverse of this page)
                     ---------------------------------------

IF CUMULATIVE VOTING FOR DIRECTORS IS REQUESTED, THE PROXY HOLDER WILL HAVE COMPLETE DISCRETION IN VOTING YOUR SHARES. IF NO INDICATION IS MADE ABOVE ON HOW YOU DESIRE YOUR SHARES TO BE VOTED, THE PROXY HOLDER WILL HAVE COMPLETE DISCRETION IN VOTING YOUR SHARES.


IN WITNESS WHEREOF, the undersigned has signed this proxy on __________________,
                                                              (month and day)
_____________
   (year)

The undersigned [ ] PLANS [ ] DOES NOT PLAN to attend the meeting. Shareholders who are present at the meeting may withdraw their proxy by contacting the Secretary in order to vote in person if they so desire.


-----------------------------------     ----------------------------------------
(Print Name)                                           (Signature)


-----------------------------------     ----------------------------------------
(Print Name)                                           (Signature)


NOTE: PLEASE DATE THE PROXY AND SIGN YOUR NAME AS IT APPEARS ON THE LABEL. If shares are registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporation officers should show their full titles.


                   PLEASE DATE, SIGN AND RETURN PROXY PROMPTLY
                   ===========================================